UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22986

Aberdeen Standard Investments ETFs
(Exact name of registrant as specified in charter)

712 Fifth Avenue – 49th Floor

New York, New York 10019

(Address of principal executive offices) (Zip code)

The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (844) 383-7289

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Aberdeen Standard Investments ETFs
Annual Report

December 31, 2018

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF

(formerly, ETFS Bloomberg All Commodity Strategy K-1 Free ETF)

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

(formerly, ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF)

Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF

(formerly, ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF and, effective February 28, 2019, to be named Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF)

Beginning with the shareholder report for the period ending December 31, 2020, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by following instructions included with this disclosure or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following instructions included with this disclosure or by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Aberdeen Standard Investments ETFs

Table of Contents

Aberdeen Standard Investments ETFs

Letter to Shareholders

Dear Shareholder:

The following comments are a presentation of our 2018 annual report. Included are performance results, fund summaries, and an investment commentary for the period ending December 31, 2018.

Fund Name	Ticker	Asset Class	Inception Date
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	BCI	Broad Commodity	March 30, 2017
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	BCD	Broad Commodity	March 30, 2017
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	BEF	Energy	March 30, 2017

Market Outlook:

Following a period of synchronous growth between developed and emerging markets in 2017, 2018 saw a period of slowing growth led by emerging markets. There remain indications that developed markets are likely close to their cycle highs, and a period of slower growth potentially lies ahead. There also remain formidable tail risks ahead. Concerns around geopolitical risks, rising global macro headwinds, and the beginning of reduced liquidity from quantitative tightening by central banks added to overall volatility in markets. Equity market selloffs in early and late 2018 added to recession risks and weighed on sentiment towards major commodities, particularly cyclically sensitive sectors such as energy and metals. Additionally, whereas the US dollar – a key driver for commodities – remained weak in 2017, this year saw relative strength in the currency, albeit still below its previous peak in late 2016. Navigating the landscape of episodic volatility, rising concerns in the bond market, and growing threats of nationalism amid increasing globalized economic and geopolitical risks will be a critical objective for investors in 2019. The unwinding of monetary policy brings risks to both bonds and equities, potentially renewing appetite for alternative assets classes such as commodities, real assets, and precious metals. Earnings may face headwinds from continued uncertainty in a growing trade war between the United States and China while recession risks may delay much needed capital expenditures by companies. Another potential consequence of US monetary policy is its impact on emerging market economic growth, particularly growth in China, which remains key for the outlook of commodities.

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (BCI)

Investment Objective: The Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF is an actively managed exchange-traded fund that seeks to provide a total return designed to exceed the performance of the Bloomberg Commodity IndexSM which is calculated on an excess return basis.

The total annual expense ratio for the fund effective December 13, 2018 is 0.25%. Prior to December 13, 2018, the total annual expense ratio was 0.29%.

Performance as of 12/31/2018*	1 Year	3 Year	5 Year	Since Inception
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF Market Price	-11.24%	n/a	n/a	-4.93%
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF NAV Price	-11.70%	n/a	n/a	-5.23%
Bloomberg Commodity Index	-12.99%	-0.79%	-9.41%	-5.90%
Bloomberg Commodity Index Total Return	-11.25%	0.30%	-8.80%	-4.40%

The inception date for the Bloomberg Commodity Index is 01/31/1991.

*Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. Returns less than one year are cumulative; greater than one year and since inception are annualized.

Performance represents past performance; current returns may be lower or higher. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but returns do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 844-ETFS-BUY (844-383-7289).

Aberdeen Standard Investments ETFs

Letter to Shareholders (continued)

In the below, we compare a hypothetical investment in the Fund, and the corresponding underlying index with a US$ 10,000 amount since Fund inception to end of 2018:

Growth of $10,000 (as of 12/31/2018)

Past performance does not predict future performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Holdings as of 12/31/2018 by Sector

Holdings and allocations are subject to change.

Aberdeen Standard Investments ETFs

Letter to Shareholders (continued)

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (BCD)

Investment Objective: The Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF is an actively managed exchange-traded fund that seeks to provide a total return designed to exceed the performance of the Bloomberg Commodity Index 3 Month ForwardSM which is calculated on an excess return basis.

The total annual expense ratio for the fund is 0.29%.

Performance as of 12/31/2018*	1 Year	3 Year	5 Year	Since Inception
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF Market Price	-8.64%	n/a	n/a	-3.36%
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF NAV Price	-9.89%	n/a	n/a	-3.51%
Bloomberg Commodity Index 3 Month Forward Excess Return Index	-11.10%	1.14%	-7.51%	-4.15%
Bloomberg Commodity Index 3 Month Forward Total Return Index	-9.32%	2.24%	-6.89%	-2.62%

The inception date for the Bloomberg Commodity 3 Month Forward Index is 01/31/1991.

*Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. Returns less than one year are cumulative; greater than one year and since inception are annualized.

Performance represents past performance; current returns may be lower or higher. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but returns do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 844-ETFS-BUY (844-383-7289).

In the below, we compare a hypothetical investment in the Fund, and the corresponding underlying index with a US$ 10,000 amount since Fund inception to end of 2018:

Growth of $10,000 (as of 12/31/2018)

Aberdeen Standard Investments ETFs

Letter to Shareholders (continued)

Past performance does not predict future performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Holdings as of 12/31/2018 by Sector

Holdings and allocations are subject to change.

Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF (BEF)

Investment Objective: Prior to February 28, 2019, the Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF is an actively managed exchange-traded fund that seeks to provide a total return designed to exceed the performance of the Bloomberg Energy Index 3 Month ForwardSM which is calculated on an excess return basis.

Effective February 28, 2019, the ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF changed its investment strategies and objective, and the Index that the Fund seeks to outperform. See Note 15 for further details.

The total annual expense ratio for the fund is 0.39%.

Performance as of 12/31/2018*	1 Year	3 Year	5 Year	Since Inception
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF Market Price	-8.22%	n/a	n/a	-0.04%
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF NAV Price	-8.79%	n/a	n/a	-0.51%
Bloomberg Energy Index 3 Month Forward Excess Return Index	-10.21%	2.26%	-14.52%	-1.31%
Bloomberg Energy Index 3 Month Forward Total Return Index	-8.41%	3.38%	-13.94%	0.26%

The inception date for the Bloomberg Energy Index 3 Month ForwardSM is 09/28/2007.

*Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. Returns less than one year are cumulative; greater than one year and since inception are annualized.

Performance represents past performance; current returns may be lower or higher. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but returns do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 844-ETFS-BUY (844-383-7289).

Aberdeen Standard Investments ETFs

Letter to Shareholders (continued)

In the below, we compare a hypothetical investment in the Fund, and the corresponding underlying index with a US$ 10,000 amount since Fund inception to end of 2018:

Growth of $10,000 (as of 12/31/2018)

Past performance does not predict future performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Holdings as of 12/31/2018 by Sector

Holdings and allocations are subject to change.

Aberdeen Standard Investments ETFs

Letter to Shareholders (concluded)

The views of this letter were those of the Adviser as of December 31, 2018 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs present investment methodology and do not constitute investment advice.

There are risks associated with investing including possible loss of principal. Commodities generally are volatile and are not suitable for all investors. There can be no assurance that any Fund’s investment objective will be met at any time. The commodities markets and the prices of various commodities may fluctuate widely based on a variety of factors. Because the Funds’ performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Funds only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Funds.

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF

December 31, 2018

See accompanying notes to the consolidated financial statements.

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 99.8%

U.S. TREASURY OBLIGATIONS - 99.8%
U.S. Treasury Bills
2.18%, 2/7/2019(a)	27,000,000	26,936,314
2.19%, 2/21/2019(a)(b)	10,100,000	10,066,929
2.37%, 3/14/2019(a)(b)	20,200,000	20,105,233
2.32%, 3/21/2019(a)	18,150,000	18,058,127
2.29%, 3/28/2019(a)	2,300,000	2,287,150
2.34%, 4/4/2019(a)	2,500,000	2,484,531
2.42%, 4/18/2019(a)	3,250,000	3,227,141
2.41%, 4/25/2019(a)	4,000,000	3,969,851
2.47%, 5/16/2019(a)(b)	37,800,000	37,458,978
2.46%, 5/30/2019(a)	38,600,000	38,215,775
2.48%, 6/6/2019(a)	29,500,000	29,190,086
2.44%, 6/27/2019(a)	3,300,000	3,260,736
TOTAL U.S. TREASURY OBLIGATIONS (Cost $195,244,198)		195,260,851

Total Investments - 99.8% (Cost $195,244,198)		195,260,851
Other Assets Less Liabilities - 0.2%		322,153
Net Assets - 100.0%		195,583,004

(a)The rate shown was the current yield as of December 31, 2018.

(b)All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $34,799,200.

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,780,342
Aggregate gross unrealized depreciation	(15,498,218)
Net unrealized depreciation	$(12,717,876)
Federal income tax cost of investment securities	$195,244,198

See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (concluded)

December 31, 2018

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
LME Aluminum Base Metal(a)	178	1/2019	USD	8,111,238	(908,772)
LME Nickel Base Metal(a)	80	1/2019	USD	5,098,800	(790,654)
LME Zinc Base Metal(a)	80	1/2019	USD	4,965,000	(252,466)
100 oz Gold	197	2/2019	USD	25,241,610	1,112,675
Lean Hogs	158	2/2019	USD	3,853,620	(110,289)
Live Cattle	197	2/2019	USD	9,761,350	349,141
Natural Gas	636	3/2019	USD	18,132,360	(7,260,975)
NY Harbor ULSD	93	3/2019	USD	6,522,629	(669,022)
RBOB Gasoline	108	3/2019	USD	5,951,232	(678,354)
Sugar No. 11	456	3/2019	USD	6,143,962	(168,812)
WTI Crude Oil	260	3/2019	USD	11,887,200	(1,644,218)
Brent Crude Oil	247	3/2019	USD	13,288,600	(3,147,005)
Coffee ‘C’	118	3/2019	USD	4,506,863	(523,851)
Copper	193	3/2019	USD	12,694,575	(508,805)
Corn	761	3/2019	USD	14,268,750	(216,429)
Cotton No. 2	81	3/2019	USD	2,924,100	(282,205)
KC HRW Wheat	130	3/2019	USD	3,176,875	(132,508)
LME Aluminum Base Metal(a)	187	3/2019	USD	8,639,400	(441,645)
LME Nickel Base Metal(a)	84	3/2019	USD	5,383,476	(76,391)
LME Zinc Base Metal(a)	84	3/2019	USD	5,188,050	(216,694)
Silver	93	3/2019	USD	7,226,100	536,974
Soybean	267	3/2019	USD	11,948,250	(411,627)
Soybean Meal	206	3/2019	USD	6,383,940	(92,585)
Soybean Oil	296	3/2019	USD	4,946,160	(221,116)
Wheat	330	3/2019	USD	8,303,625	(243,449)
					(16,999,082)
Contracts Sold
LME Aluminum Base Metal(a)	(178)	1/2019	USD	(8,111,238)	431,041
LME Nickel Base Metal(a)	(80)	1/2019	USD	(5,098,800)	90,845
LME Zinc Base Metal(a)	(80)	1/2019	USD	(4,965,000)	212,084
LME Aluminum Base Metal(a)	(8)	3/2019	USD	(369,600)	14,950
LME Nickel Base Metal(a)	(4)	3/2019	USD	(256,356)	5,723
LME Zinc Base Metal(a)	(4)	3/2019	USD	(247,050)	5,859
					760,502
					(16,238,580)

(a)London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 2.

Abbreviations

USD US Dollar

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

December 31, 2018

See accompanying notes to the consolidated financial statements.

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 99.9%

U.S. TREASURY OBLIGATIONS - 99.9%
U.S. Treasury Bills
2.19%, 2/7/2019(a)(b)	1,715,000	1,710,955
2.32%, 3/28/2019(b)	500,000	497,206
2.49%, 6/20/2019(b)	160,000	158,169
2.50%, 6/27/2019(a)(b)	1,110,000	1,096,793
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,463,077)		3,463,123

Total Investments - 99.9% (Cost $3,463,077)		3,463,123
Other Assets Less Liabilities - 0.1%		2,409
Net Assets - 100.0%		3,465,532

(a)All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $496,908.

(b)The rate shown was the current yield as of December 31, 2018.

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$70,653
Aggregate gross unrealized depreciation	(133,976)
Net unrealized depreciation	$(63,323)
Federal income tax cost of investment securities	$3,463,077

See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (concluded)

December 31, 2018

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
LME Aluminum Base Metal(a)	3	1/2019	USD	136,706	(20,409)
LME Nickel Base Metal(a)	1	1/2019	USD	63,735	(20,168)
LME Zinc Base Metal(a)	1	1/2019	USD	62,063	(2,080)
LME Aluminum Base Metal(a)	3	3/2019	USD	138,600	(16,962)
LME Nickel Base Metal(a)	1	3/2019	USD	64,089	(12,175)
LME Zinc Base Metal(a)	1	3/2019	USD	61,763	2,583
Natural Gas	11	5/2019	USD	293,920	(5,553)
NY Harbor ULSD	2	5/2019	USD	139,012	(39,070)
RBOB Gasoline	2	5/2019	USD	126,193	(30,960)
Sugar No. 11	8	5/2019	USD	108,416	(8,049)
WTI Crude Oil	5	5/2019	USD	232,550	(70,635)
Brent Crude Oil	4	5/2019	USD	219,040	(27,530)
Coffee ‘C’	2	5/2019	USD	78,712	(11,258)
Copper	4	5/2019	USD	263,700	(10,312)
Corn	13	5/2019	USD	248,950	(4,608)
Cotton No. 2	1	5/2019	USD	36,750	(3,049)
KC HRW Wheat	2	5/2019	USD	50,075	(3,045)
LME Aluminum Base Metal(a)	3	5/2019	USD	139,088	(9,312)
LME Nickel Base Metal(a)	1	5/2019	USD	64,386	(4,522)
LME Zinc Base Metal(a)	1	5/2019	USD	61,450	(379)
Silver	2	5/2019	USD	156,260	11,949
Soybean	5	5/2019	USD	226,937	(30)
Soybean Meal	4	5/2019	USD	125,320	46
Soybean Oil	5	5/2019	USD	84,360	(1,440)
Wheat	6	5/2019	USD	153,150	(5,746)
100 oz Gold	3	6/2019	USD	388,260	9,791
Lean Hogs	3	6/2019	USD	97,740	(2,431)
Live Cattle	3	6/2019	USD	140,490	1,459
					(283,895)
Contracts Sold
LME Aluminum Base Metal(a)	(3)	1/2019	USD	(136,706)	18,332
LME Nickel Base Metal(a)	(1)	1/2019	USD	(63,735)	12,173
LME Zinc Base Metal(a)	(1)	1/2019	USD	(62,063)	(2,842)
LME Aluminum Base Metal(a)	(3)	3/2019	USD	(138,600)	9,226
LME Nickel Base Metal(a)	(1)	3/2019	USD	(64,089)	4,499
LME Zinc Base Metal(a)	(1)	3/2019	USD	(61,763)	434
					41,822
					(242,073)

(a)London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 2.

Abbreviations

USD US Dollar

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF

December 31, 2018

See accompanying notes to the consolidated financial statements.

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 96.9%

U.S. TREASURY OBLIGATIONS - 96.9%
U.S. Treasury Bills
2.36%, 4/4/2019(a)	200,000	198,763
2.41%, 4/18/2019(a)(b)	3,000,000	2,978,899
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,177,303)		3,177,662

Total Investments - 96.9% (Cost $3,177,303)		3,177,662
Other Assets Less Liabilities - 3.1%		100,929
Net Assets - 100.0%		3,278,591

(a)The rate shown was the current yield as of December 31, 2018.

(b)All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $496,475.

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$559,784
Aggregate gross unrealized depreciation	(525,106)
Net unrealized appreciation	$34,678
Federal income tax cost of investment securities	$3,177,303

See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF (concluded)

December 31, 2018

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
Natural Gas	37	5/2019	USD	988,640	(17,363)
NY Harbor ULSD	6	5/2019	USD	417,035	(115,628)
RBOB Gasoline	6	5/2019	USD	378,579	(88,113)
WTI Crude Oil	15	5/2019	USD	697,650	(202,876)
Brent Crude Oil	15	7/2019	USD	821,400	(101,106)
					(525,086)

Cash collateral in the amount of $6,885 was pledged to cover margin requirements for open futures contracts as of December 31, 2018.

Abbreviations

USD US Dollar

See accompanying notes to the consolidated financial statements.

Consolidated Statements of Assets and Liabilities

December 31, 2018

	Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF
ASSETS:
Investments, at cost	$195,244,198	$3,463,077	$3,177,303
Investments, at value	195,260,851	3,463,123	3,177,662
Cash	389,939	12,047	10,552
Unrealized appreciation on open futures contracts	2,759,292	70,492	—
Deposits with broker for futures contracts	16,290,718	235,154	612,275
Segregated cash balances with brokers for futures contracts	—	—	6,885
Total Assets	214,700,800	3,780,816	3,807,374

LIABILITIES:
Unrealized depreciation on open futures contracts	18,997,872	312,565	525,086
Advisory fees payable	119,924	2,719	3,697
Total Liabilities	19,117,796	315,284	528,783
NET ASSETS	$195,583,004	$3,465,532	$3,278,591

NET ASSETS CONSIST OF:
Paid in Capital	$211,843,258	$3,710,094	$3,804,914
Distributable earnings/(accumulated loss) (Note 2)	(16,260,254)	(244,562)	(526,323)
NET ASSETS	$195,583,004	$3,465,532	$3,278,591
Shares (unlimited number of shares authorized, no par value)	9,150,001	150,001	150,001
Net Asset Value	$21.38	$23.10	$21.86

See accompanying notes to the consolidated financial statements.

Consolidated Statements of Operations

For the Year Ended December 31, 2018

	Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF
INVESTMENT INCOME:
Interest	$3,134,813	$79,411	$74,253
Total Investment Income	3,134,813	79,411	74,253

EXPENSES:
Advisory fees (Note 4)	540,513	15,005	18,057
Total Expenses before Adjustments	540,513	15,005	18,057
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(79,240)	(2,376)	(2,705)
Total Net Expenses after Adjustments	461,273	12,629	15,352
Net Investment Income (Loss)	2,673,540	66,782	58,901

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Transactions in investment securities	(77,960)	(2,957)	(1,892)
Expiration or closing of futures contracts	(10,502,832)	(114,098)	329,656
Net realized gain (loss)	(10,580,792)	(117,055)	327,764

Net change in unrealized appreciation (depreciation) from:
Investments in securities	40,196	1,206	1,442
Futures contracts	(17,920,890)	(371,105)	(582,730)
Net change in net unrealized appreciation (depreciation)	(17,880,694)	(369,899)	(581,288)
Net realized and unrealized gain (loss)	(28,461,486)	(486,954)	(253,524)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(25,787,946)	$(420,172)	$(194,623)

See accompanying notes to the consolidated financial statements.

Consolidated Statements of Changes in Net Assets

For the Periods Indicated

	Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF		Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF		Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF
	Year Ended December 31, 2018	March 30, 2017* through December 31, 2017	Year Ended December 31, 2018	March 30, 2017* through December 31, 2017	Year Ended December 31, 2018	March 30, 2017* through December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$2,673,540	$289,586	$66,782	$5,165	$58,901	$1,257
Net realized gain (loss)	(10,580,792)	3,724,758	(117,055)	8,940	327,764	324,676
Net change in net unrealized appreciation/depreciation	(17,880,694)	1,658,767	(369,899)	127,872	(581,288)	56,561
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,787,946)	5,673,111	(420,172)	141,977	(194,623)	382,494

DISTRIBUTIONS TO SHAREHOLDERS (a)
Distributable earnings	(2,188,699)	(3,868,566)	(55,304)	(2,741)	(190,622)	(261,689)
Total distributions	(2,188,699)	(3,868,566)	(55,304)	(2,741)	(190,622)	(261,689)

CAPITAL TRANSACTIONS (b)
Proceeds from shares issued	219,066,656	92,554,283	3,965,394	4,978,976	5,548,105	3,679,396
Cost of shares redeemed	(73,852,716)	(16,013,119)	(3,930,062)	(1,212,536)	(4,417,215)	(1,267,255)
Net Increase (Decrease) in Net Assets resulting from Capital Transactions	145,213,940	76,541,164	35,332	3,766,440	1,130,890	2,412,141
Total Increase (Decrease) in Net Assets	117,237,295	78,345,709	(440,144)	3,905,676	745,645	2,532,946

NET ASSETS:
Beginning of period	$78,345,709	$—	$3,905,676	$—	$2,532,946	$—
End of period (c)	$195,583,004	$78,345,709	$3,465,532	$3,905,676	$3,278,591	$2,532,946

SHARE TRANSACTIONS:
Beginning of period	3,200,001	—	150,001	—	100,001	—
Issued	9,100,000	3,850,001	150,000	200,001	200,000	150,001
Redeemed	(3,150,000)	(650,000)	(150,000)	(50,000)	(150,000)	(50,000)
Shares outstanding, end of period	9,150,001	3,200,001	150,001	150,001	150,001	100,001

*Commencement of investment operations.

(a)Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”; the Funds are no longer required to differentiate distributions from earnings as either being from net investment income or net realized capital gains. Please see “Taxes and Distributions” in Note 2 for the fiscal year December 31, 2017 distribution designations.

(b)Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(c)Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”, the Funds are no longer required to separately disclose the amount of accumulated undistributed net investment income or loss included in the end of period net assets.

See accompanying notes to the consolidated financial statements.

Consolidated Financial Highlights

For the Periods Indicated

	Selected Data For A Share Outstanding Throughout The Periods Indicated
	Per Share Operating Performance
	Investment Operations
	Net asset value, beginning of period	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments	Total from investment operations
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF
Year ended December 31, 2018	$24.48	$0.40	$(3.26)	$(2.86)
March 30, 2017* through December 31, 2017	25.00	0.13	0.58	0.71
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Year ended December 31, 2018	26.04	0.40	(2.97)	(2.57)
March 30, 2017* through December 31, 2017	25.00	0.03	1.03	1.06
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF
Year ended December 31, 2018	25.33	0.41	(2.61)	(2.20)
March 30, 2017* through December 31, 2017	25.00	0.01	2.06	2.07

*Commencement of investment operations.

(a)Not annualized for periods less than one year.

(b)Annualized for periods less than one year.

(c)Per share net investment income (loss) has been calculated using the average daily shares method.

(d)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (futures contracts). In-Kind transactions are not included in the portfolio turnover calculations.

(g)Per share amount is less than $0.005.

See accompanying notes to the consolidated financial statements.

Selected Data For A Share Outstanding Throughout The Periods Indicated
Per Share Operating Performance							Ratios/Supplemental Data
Distributions					Total Return(a)		Ratios To Average Net Assets(b)				Supplemental Data
Net investment income	Net realized gains		Total distributions	Net asset value, end of period	Net asset value(d)	Market value (Unaudited)(e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers if any	Net assets, end of period (000)	Portfolio turnover rate(a)(f)

$(0.24)	$—		$(0.24)	$21.38	(11.70)%	(11.24)%	0.34%	0.29%	1.62%	1.67%	$195,583	—%
(1.23)	—	(g)	(1.23)	24.48	3.05	3.09	0.36	0.32	0.66	0.70	$78,346	—

(0.37)	—		(0.37)	23.10	(9.89)	(8.64)	0.34	0.29	1.48	1.53	3,466	—
(0.02)	—	(g)	(0.02)	26.04	4.24	3.08	0.78	0.72	0.13	0.19	3,906	—

(1.27)	—		(1.27)	21.86	(8.79)	(8.22)	0.46	0.39	1.43	1.49	3,279	—
(1.74)	—		(1.74)	25.33	8.66	8.88	0.92	0.85	(0.03)	0.05	2,533	—

Notes to Consolidated Financial Statements

December 31, 2018

1.Organization

Aberdeen Standard Investments ETFs (the “Trust”) (formerly known as ETFS Trust), was organized as a Delaware statutory trust on January 9, 2014 and is authorized to issue multiple series or portfolios. The Trust currently consists of five series (collectively, the “Funds” or, individually, a “Fund”): Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (formerly known as ETFS Bloomberg All Commodity Strategy K-1 Free ETF), Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (formerly known as ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF), Aberdeen Standard Bloomberg Agriculture Commodity Strategy K-1 Free ETF (formerly known as ETFS Bloomberg Agriculture Commodity Strategy K-1 Free ETF), Aberdeen Standard Bloomberg Energy Commodity Strategy K-1 Free ETF (formerly known as ETFS Bloomberg Energy Commodity Strategy K-1 Free ETF) and Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF (formerly known as ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF). The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Each of the Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF, Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF and Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF commenced investment operations on March 30, 2017. The Aberdeen Standard Bloomberg Agriculture Commodity Strategy K-1 Free ETF and Aberdeen Standard Bloomberg Energy Commodity Strategy K-1 Free ETF have not commenced investment operations.

Each Fund is an actively managed exchange traded fund that seeks to provide a total return designed to exceed the performance of its relevant index. Each Fund is not an index tracking exchange traded fund and is not required to invest in all components of the index. However, each Fund will generally seek to hold similar interests to those included in the index and will seek exposure to many of the commodities included in the index under the same futures rolling schedule as the index.

Basis of Consolidation:

The accompanying Consolidated Schedules of Portfolio Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights of the Funds include the accounts of Aberdeen Standard All Commodity Fund Limited (formerly known as ETFS All Commodity Fund Limited), a wholly-owned controlled foreign corporation of the Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF; Aberdeen Standard All Commodity Longer Dated Fund Limited (formerly known as ETFS All Commodity Longer Dated Fund Limited), a wholly-owned controlled foreign corporation of the Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF; and Aberdeen Standard Energy Longer Dated Fund Limited (formerly ETFS Energy Longer Dated Fund Limited), a wholly-owned controlled foreign corporation of the Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF. Each Subsidiary is organized under the laws of the Cayman Islands (together, the “Subsidiaries” and, each, a “Subsidiary”). All intercompany balances and transactions between a Fund and its Subsidiary have been eliminated in consolidation. The commencement date of each of the Subsidiaries was March 30, 2017.

Under normal market conditions, each Fund intends to invest in exchange traded commodity futures contracts through its Subsidiary. As a means to provide investment returns that are highly correlated to those of the index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange traded funds and other investment companies), swaps and exchange traded options on futures contracts, to the extent permitted under the 1940 Act and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange traded commodities futures contracts, “Commodities Instruments”). Each Fund may invest up to 25% of its total assets in its Subsidiary. As of December 31, 2018, the net assets of the Aberdeen Standard All Commodity Fund Limited were $34,828,975, which was 17.8% of the net assets of Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF. As of December 31, 2018, the net assets of the Aberdeen Standard All Commodity Longer Dated Fund Limited were $490,012, which was 14.1% of the net assets of Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF. As of December 31, 2018, the net assets of the Aberdeen Standard Energy Longer Dated Fund Limited were $590,434, which was 18.0% of the net assets of Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF.

As noted previously, each Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in its respective Subsidiary. Each Fund’s investment in its respective Subsidiary is intended to enable such Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity futures contracts. Each Fund and its respective Subsidiary have the same investment objective. However, the Subsidiaries may invest without limitation in the Commodities Instruments.

Notes to Consolidated Financial Statements (continued)

December 31, 2018

The remainder of each Fund’s assets that are not invested in its Subsidiary will be principally invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. Each Fund will use such instruments to generate a total return and to provide liquidity, serve as margin or otherwise collateralize investment in Commodities Instruments.

2.Summary of Significant Accounting Policies

The Funds’ consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which may require management to make estimates and assumptions that affect the reported amounts and disclosures and disclosure of contingent assets and liabilities in the financial statements. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies. The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation:

The net asset value (“NAV”) of each Fund is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange Arca (“NYSE Arca” or the “Listing Exchange”), generally 4:00 p.m. Eastern Standard Time (the “NAV Calculation Time”).

NAV per share is calculated by dividing a Fund’s NAV by the number of Fund shares outstanding.

In calculating each Fund’s NAV, Fund investments generally are valued using market valuations. Short-term debt securities with remaining maturities of sixty (60) days or less when originally acquired are valued on the basis of amortized cost, which approximates fair value. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of a Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund.

Investments in futures are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the futures contract is primarily traded at the time of valuation.

In certain instances, such as when reliable market quotations are not readily available or are not deemed to reflect current market values, the Funds’ investments will be valued in accordance with the Trust’s pricing policy and procedures as determined in good faith by the Trust’s Board of Trustees (the “Board”). The Board has by appropriate resolutions, designated the Fair Value Pricing Committee to make all necessary determinations of fair value of the portfolio securities for which market quotations are not readily available. Securities that may be valued using fair value pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Funds’ NAV Calculation Time that may materially affect the value of the Funds’ investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized in three levels listed below:

•   Level 1—Unadjusted quoted prices in active markets for identical assets on the measurement date that the Funds have the ability to access.

•   Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•   Level 3—Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. For each of the Funds, there were no Level 3 investments held for the year ended December 31, 2018.

Notes to Consolidated Financial Statements (continued)

December 31, 2018

The following is a summary of the valuations as of December 31, 2018, for each Fund based upon the three levels defined above.

	Level 1	Level 2	Total
	Futures Contracts*	U.S. Treasury Obligations	Investment Securities	Other Financial Instruments - Futures Contracts*
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$(16,238,580)	$195,260,851	$195,260,851	$(16,238,580)
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	(242,073)	3,463,123	3,463,123	(242,073)
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	(525,086)	3,177,662	3,177,662	(525,086)

*These investments are recorded in the consolidated schedule of portfolio investments at the unrealized appreciation/(depreciation) on the investment.

Money Market Instruments

Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises and such obligations may be short-, intermediate- or long-term. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivatives

Each Fund may use derivative instruments as part of its investment strategies. Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. The Funds’ use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities.

With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Funds must “set aside” liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to forward contracts and futures contracts that are not contractually required to “cash-settle,” the Funds must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. The Funds treat deliverable forward contracts for currencies that are liquid as the equivalent of “cash-settled” contracts. As such, the Funds may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional amount under such deliverable forward contracts. Similarly, with respect to futures contracts that are contractually required to “cash-settle” the Funds may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. Each Fund reserves the right to modify these policies in the future.

Commodity Futures

Each Fund may, through the Subsidiary, invest in exchange traded commodity futures contracts as part of its principal investment strategies. Commodity futures contracts are an agreement to buy or sell a certain amount of a commodity at a specific price on a specific date (their expiry) which are negotiated and traded on futures exchanges. Commodity futures contracts are generally based upon commodities within the following commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock.

Notes to Consolidated Financial Statements (continued)

December 31, 2018

Commodity futures contracts are traded on futures exchanges which provide a central marketplace to negotiate and transact futures contracts, a clearing corporation to process trades and a secondary market. Commodity futures exchanges provide standardization with regards to certain key features such as expiry dates, contract sizes and terms and conditions of delivery. Commodity futures exchanges set a maximum permissible price movement either up or down during a single trading day and when this limit has been reached, no trades may be placed that day at a price beyond that limit. Exchanges may also impose position limit rules limiting the value or number of contracts in one commodity that may be held by one market participant to ensure that the amount of futures contracts that any one party may hold in a particular commodity at any point in time to ensure that no one participant can control a significant portion of the market in a particular commodity.

More commonly, as futures contracts near expiry, they are often replaced with a later dated contract in a process known as “rolling”. For more information on “rolling” refer to the “Roll Yield” section in Note 12.

Commodity futures contract prices are generally comprised of the price of the relevant commodity as well as the costs of storing the physical commodity. Storage costs include (i) the time value of money invested in the physical commodity, (ii) plus the costs of storing the commodity, (iii) less any benefits of owning the physical commodity not obtained by the holder of a futures contract (the “convenience yield”).

Due to the volatility of commodity futures and the risk of credit risk exposure to the counterparty to the contract, commodity futures exchanges each have clearing corporations which act as counterparty to all contracts by either buying or selling directly to the market participants. This means that when each Subsidiary purchases or sells commodity futures contracts, their obligations will be to the clearing house and it will be the clearing house that is obliged to satisfy the Subsidiaries’ rights under a commodity futures contract.

To ensure a party to a futures contract fulfils its obligations to the clearing house, all participants are required to post and maintain a level of collateral (the collateral is known as “margin”). An exchange will set the margin requirements for the contracts which trade there and these can be modified by the terms of the futures contract. Margin requirements range upward from less than 5% of the value of the futures contract being traded. Margin requirements can be offset by other opposing futures transactions, in which situation margin payments will continue to be required.

When the price of a particular futures contract increases (in the case of a sale) or decreases (in the case of a purchase) and any loss on the futures contract indicates that the margin already held does not satisfy margin requirements, further margin must be posted. Conversely, if there is a favorable price change in the futures contract any excess margin may be removed from the relevant deposit account. Any gain or loss on London Metal Exchange (“LME”) futures contracts is not realized until their respective maturity dates. At period end, the net unrealized appreciation and depreciation on LME futures contracts is included in unrealized appreciation and unrealized depreciation on open futures contracts on the Consolidated Statements of Assets and Liabilities. Any margin deposited by a Subsidiary should earn interest income.

SEC guidance sets out certain requirements with respect to coverage of futures positions by registered investment companies which each Fund and each Subsidiary will comply with. This includes, in certain circumstances, the need to segregate cash or liquid securities on its books and records and to engage in other appropriate measures to ensure its obligations under particular futures or derivative contracts are covered. Cash settled futures contracts will require a Fund to segregate liquid assets in an amount equal to its daily mark-to-market (net) obligation under that contract. Any securities held in a segregated account or otherwise earmarked for these purposes may not be sold while a Fund maintains the relevant position, unless they are replaced with other permissible assets. Each Fund may also purchase put options as a means of covering its investments if they are on the same futures contract and their strike price is as high, or higher, than the price of the relevant contracts. Each Subsidiary may not enter into futures positions if such positions will require the Fund to set aside or earmark more than 100% of its net assets.

For the year ended December 31, 2018, the quarterly average notional value of the Futures Contracts held by the Funds was as follows:

Fund	Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF
Average Notional Value Purchased	$169,075,098	$5,222,243	$3,701,937
Average Notional Value Sold	10,406,156	902,733	—

Notes to Consolidated Financial Statements (continued)

December 31, 2018

The following tables indicate the location of derivative instruments on the Consolidated Statements of Assets and Liabilities as well as the effect of derivative instruments on the Consolidated Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of December 31, 2018
Fund	Derivative Risk Type	Derivatives not accounted for as Hedging instruments under ASC 815	Location	Assets Value*	Liabilities Value*
	Commodity	Futures Contracts	Consolidated Statements of Assets and Liabilities
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF				$2,759,292	$(18,997,872)
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF				70,492	(312,565)
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF				—	(525,086)

*Includes cumulative appreciation (depreciation) on futures contracts as reported on the Consolidated Schedules of Portfolio Investments.

The Effect of Derivative Instruments on the Consolidated Statements of Operations as of December 31, 2018
Fund	Derivative Risk Type	Derivatives not accounted for as Hedging instruments under ASC 815	Net Realized Gain (Loss) on Futures Contracts	Change in Unrealized Appreciation (Depreciation) on Futures Contracts
	Commodity	Futures Contracts
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF			$(10,502,832)	$(17,920,890)
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF			(114,098)	(371,105)
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF			329,656	(582,730)

Taxes and Distributions

Each Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net capital gains to its shareholders. Accordingly, no federal income tax provision is required in the financial statements.

The Subsidiaries are exempted Cayman investment companies and as such are not subject to Cayman Island taxes at the present time. For U.S. income tax purposes, the Subsidiaries are controlled foreign corporations not subject to U.S. income taxes. As wholly-owned controlled foreign corporations, the Subsidiaries’ net income and capital gains, if any, will be included each year in the Funds’ investment company taxable income.

The Board oversees management of the Funds. As of December 31, 2018, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Consolidated Financial Statements (continued)

December 31, 2018

The Funds pay out dividends and distribute net capital gains, if any, to shareholders at least annually. Ordinarily, dividends from net investment income, if any, are declared and paid annually by each Fund. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. These distributions may be taxed as ordinary income or capital gains.

The management of each Fund intends to make distributions that may be taxed as ordinary income or capital gains.

The tax character of the distributions paid for the tax years ended December 31, 2018 and December 31, 2017 were as follows:

	Year Ended December 31, 2018				Year Ended December 31, 2017
	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$2,188,699	$—	$—	$2,188,699	$3,868,566	$—	$—	$3,868,566
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	55,304	—	—	55,304	2,741	—	—	2,741
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	190,622	—	—	190,622	261,689	—	—	261,689

At December 31, 2018, the components of accumulated earnings (deficit) on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$23,291	$—	$(61,618)	$(12,717,876)
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	114	—	(2,649)	(63,323)
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	—	—	(1,596)	34,678

*Includes cumulative appreciation (depreciation) on futures contracts as reported on Consolidated Schedule of Portfolio of Investments.

Permanent differences, primarily due to income and gain/loss from investments in the Subsidiaries, resulted in the following reclassifications as of December 31, 2018, among the Funds’ components of net assets:

	Distributable Earnings/ (Accumulated Loss)	Paid-in capital
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$10,050,520	$(10,050,520)
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	103,042	(103,042)
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	(197,660)	197,660

Notes to Consolidated Financial Statements (continued)

December 31, 2018

For the tax year ended December 31, 2018, following Funds had available capital loss carryforwards with no expiration date to offset future net capital gains to the extent provided by regulations:

	Short-Term	Total
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$58,005	$58,005
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	2,636	2,636
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	1,488	1,488

Under current tax rules, Regulated Investment Companies can elect to treat certain post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2018, the Funds will elect to treat the following post-October capital losses as arising on January 1, 2019:

Post-October Capital Losses
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$3,613
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	13
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	108

3.Investment Transactions and Related Income and Expenses

Throughout the reporting period, investment transactions are recorded on trade date.

Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date, or as soon as information is available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.

4.Transactions with Related Parties, Investment Advisory Fees

Under the terms of the Trust’s Investment Advisory Agreement (the “Advisory Agreement”), Aberdeen Standard Investments ETFs Advisors LLC (formerly ETF Securities Advisors LLC) (the “Advisor”) is subject to the supervision of the Board and will be responsible for the day-to-day business of the Trust, including the day-to-day management of risk of the Funds in accordance with each Fund’s investment objectives and policies. As compensation for its advisory services and assumption of each Fund’s expenses, the Advisor is entitled to a management fee, computed daily and payable monthly, at an annual rate of 0.25% (Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF; effective December 13, 2018, the annual rate was reduced from 0.29% to 0.25%), 0.29% (Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF), and 0.39% (Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF) of average daily net assets of each Fund and its Subsidiary. Vident Investment Advisory, LLC (the “Sub-Advisor”) serves as the sub-advisor to the Funds and Subsidiaries. A Trustee and certain officers of the Trust are employees of the Advisor or the Administrator.

On April 27, 2018, Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.), an indirect wholly-owned subsidiary of Standard Life Aberdeen plc, acquired the membership interests in ETF Securities Advisors LLC (the “Advisor”) and became the Advisor’s parent company (the “Transaction”) resulting in the assignment and the automatic termination of the existing investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor. In anticipation of the closing of the Transaction, at a special in-person meeting of the Board held on April 23, 2018, the Board approved an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor (the “Interim Advisory Agreement”) that would remain in effect until approval by the Funds’ shareholders of a new investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor (the “New Advisory Agreement”).

Shareholders approved the New Advisory Agreement on behalf of the ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF at a Special Meeting held on September 18, 2018. Shareholders approved the New Advisory Agreement on behalf of the ETFS Bloomberg All Commodity Strategy K-1 Free ETF and ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF at a Special Meeting held on September 24, 2018. See “Shareholder Voting Results” for more details.

Under the New Advisory Agreement, the material terms and compensation payable to the Advisor are identical to those of the Interim Advisory Agreement except with respect to the effective date, duration and termination provisions, and the payment of advisory fees through an escrow account, which is discussed in additional detail in the Funds’ proxy statement dated July 2, 2018, which was mailed to shareholders on or about July 8, 2018.

Notes to Consolidated Financial Statements (continued)

December 31, 2018

The Advisor pays most of the expenses of the Funds, including the cost of the Sub-Advisor, transfer agency, custody, fund administration, Independent Trustees and all other non-distribution related services necessary for the Funds to operate (“Covered Expenses”). Covered Expenses do not include the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, legal fees or expenses in connection with litigation or arbitration, extraordinary expenses, taxes, fees related to securities lending and distribution expenses paid by the Funds under their Rule 12b-1 Plans.

The Advisor has contractually agreed to waive the management fees that it receives from the Funds in an amount equal to the management fees paid to the Advisor by the Subsidiaries. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries and may be terminated only with the approval of the Board, except that it would terminate automatically if the Advisory Agreement with the Trust terminates.

5.Administration Fees

JPMorgan Chase Bank, N.A. (the “Administrator”) serves as administrator of the Funds. The Administrator provides certain administrative services to the Funds. For these services, the Administrator is entitled to certain fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

6.Custodian Fees

JPMorgan Chase Bank, N.A. (the “Custodian”) acts as custodian for the Funds in accordance with a Global Custody Agreement. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services rendered under the agreement, the Custodian is entitled to fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

7.Trustees Fees

Each of the three Independent Trustees is paid quarterly an aggregate fee consisting of a $25,000 annual retainer, plus expenses, for his or her services as a Trustee of the Trust and as a member of any Board committees. These fees and expenses are Covered Expenses as defined above.

8.Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor and distributes Creation Units (as defined in Note 9). Each Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which payment of up to 0.25% of average daily net assets may be made. However, no such fee is currently paid by the Funds.

9.Issuance and Redemption of Fund Shares

Each Fund issues and redeems shares only to Authorized Participants (typically market makers, large investors and institutions) in exchange for the deposit or delivery of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares. Retail investors may only purchase and sell fund shares on a national securities exchange through a broker-dealer and such transaction may be subject to customary commission rates imposed by the broker-dealer. Information related to share transactions for each Fund during the reporting period is presented on the Consolidated Statements of Changes in Net Assets. The Funds each offer one class of shares, which has no front end sales load, no deferred sales charge and no redemption fee.

A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. Each Fund may adjust the transaction fee from time to time. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Notes to Consolidated Financial Statements (continued)

December 31, 2018

Fund	Transaction Fee	Maximum Transaction Fee
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$250	2%
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	$250	2%
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	$250	2%

10.Investment Transactions

For the year ended December 31, 2018, there were no costs associated with securities purchased or proceeds from sales of securities as all of the operational Funds were invested in short-term securities only.

11.In-Kind Transactions

Each Fund may deliver its investment securities in exchange for the redemption of shares (redemptions-in-kind). Cash and securities can be transferred for redemptions at fair value. For financial reporting purposes, each Fund records net realized gains and losses in connection with each transaction. Each Fund may also receive securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended December 31, 2018, there were no in-kind transactions.

12.Principal Risks

The Funds’ investments are subject to a variety of risks that may cause the Funds’ net asset values to fluctuate over time. Therefore, the value of an investment in a Fund could decline and an investor could lose money. Also, there is no assurance that the Advisor or the Sub-Advisor will achieve the Funds’ objectives.

An investment is subject to the following risks:

•Authorized Participants

The Funds have entered into Authorized Participant Agreements with only a limited number of institutions. Should these Authorized Participants cease to act as such or for any reason be unable to create or redeem shares of the Funds and new Authorized Participants not appointed in their place, shares of the Funds may trade at a discount to that Fund’s net asset value and possibly face delisting.

•Cash Redemption Risk

Each Fund expects to effect its creations and redemptions primarily for cash due to the nature of its investments. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require a Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Funds to recognize investment income and/or capital gains that it might not have recognized if it had made a redemption in-kind. As a result, the Funds may be less tax efficient and may have to pay out higher annual distributions than if the in-kind redemption process was used. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of a Fund on an exchange.

•Cayman Subsidiary

Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where each Subsidiary is incorporated) could prevent a Fund and/or the relevant Subsidiary from operating as described in the Prospectus and the SAI and could negatively affect a Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on each Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require a Subsidiary to pay Cayman Islands taxes, this could lead to a decrease in the NAV of the Fund.

•Commodity Pool Regulatory Risk

Each Fund is deemed to be a commodity pool due to its investment exposure to commodity futures contracts and is subject to regulation under the Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules as well as the regulatory scheme applicable to registered investment companies. The Advisor is registered as a commodity pool operator (“CPO”) and the

Notes to Consolidated Financial Statements (continued)

December 31, 2018

Sub-Advisor is registered as a commodity trading advisor (“CTA”). Registration as a CPO and CTA imposes additional compliance obligations on the Advisor, the Sub-Advisor, and each Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. These requirements are also subject to change at any time.

•Commodity Price Risk

The NAV of a Fund will be affected by movements in commodity prices generally and by the way in which those prices and other factors affect the prices of the commodity futures contracts as explained in “Roll Yield” below.

Prices of commodity futures contracts fluctuate widely and have in the past experienced periods of extreme volatility and this may be affected by:

•commodity prices generally;

•trading activities on the exchanges upon which they trade, which might be impacted by the liquidity in the futures contracts; and

•trading activity specific to particular futures contract(s) and maturities.

•Energy Sector Risk

Through its exposure to energy commodities, the Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF is subject to the risks of the energy sector. The energy sector and energy futures contract prices may be adversely affected by changes to or trends that affect commodity prices, the imposition of import controls, and government regulations related to environmental protection, health and safety. Markets for various energy commodities may experience significant volatility, and are subject to control or manipulation by large producers or purchasers. In addition, companies in the energy sector and energy futures contract prices may be impacted by world events, economic conditions, energy supply and demand, commodity price volatility, labor relations, technological developments, competition from alternative energy sources, weather, natural disasters, and potential civil liabilities, such as environmental damage claims.

•Futures Contracts

The risk of loss in trading futures contracts in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not currently plan to use futures contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.

Utilization of futures by a Fund, through its Subsidiary, involves the risk of loss by the Subsidiary of margin deposits in the event of bankruptcy of a broker with whom the Subsidiary has an open position in the futures contract.

There is also liquidity risk that a particular future cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. If the Subsidiary encounters problems and it is not possible to close out the relevant positions, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. This could prevent a Subsidiary from being able to sell a security or make an investment at the optimum time or require it to sell that investment at a disadvantageous time. Due to liquidity risk in the underlying instruments, there is no assurance that any futures position can be sold or closed out at a time and price that is favorable to the Subsidiary.

Although it is intended that the Subsidiaries will only enter into futures contracts if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

•General Market Risk

An investment in the Funds should be made with an understanding that the value of each Fund’s assets may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular asset or issuer and changes in general economic or political conditions (see Commodity Price Risk). An investor in the Funds could lose money over short or long periods of time.

Notes to Consolidated Financial Statements (continued)

December 31, 2018

•Leverage Risk

Certain of the Funds’ investments in derivatives (through the Subsidiaries) may give rise to a form of economic leverage as changes in the value or level of the assets underlying those derivatives can result in an increase in the gains or losses on the investment held by the Funds which could lead to losses to the Funds of greater than the investment in the derivative instrument. The Funds and Subsidiaries will comply with SEC guidance which requires them to maintain segregated assets equal to the value of all such derivative investments but the impact of this economic leverage may cause the Fund to realize it positions in these or other portfolio investments to meet the associated obligations at a time when it may not be advantageous for the Fund to do so.

•Roll Yield

The Funds, through the Subsidiaries, expect to invest in futures contracts which, as they near expiry, need to be replaced with later dated contracts in a process known as “rolling”. As the exchange traded futures contracts approach expiration, they will be sold prior to their expiry date and similar contracts that have a later expiry date are purchased. Thus, for example, a futures contract purchased and held in August may specify an October expiration. As time passes, the contract expiring in October may be replaced by a contract for delivery in November. Any difference between the price for the nearer delivery month contract and the price for distant month contract is known as a ‘roll yield’ and this can be either a positive amount or a negative amount. If the market for these contracts is (putting aside other considerations) in “backwardation”, which means that the prices are lower in the distant delivery months than in the nearer delivery months, the sale of the October contract would take place at a price that is higher than the price of the November contract, thereby creating a “roll yield”. While some of the contracts a Fund may hold have historically exhibited consistent periods of backwardation, backwardation may not exist at all times. Moreover, certain commodities, such as gold, have historically traded in “contango” markets. Contango markets are those in which the prices of contracts are higher in the distant delivery months than in the nearer delivery months. The absence of backwardation and presence of contango in a particular commodity market could result in negative “roll yields”, which could adversely affect the value of a Fund which holds the relevant futures contracts. However, the existence of contango (or backwardation) in a particular commodity market does not automatically result in negative (or positive) “roll yields”. The actual realization of a potential roll yield will be dependent upon the shape of the futures curve. The term ‘futures curve’ refers to the relationship between the price of futures contracts over different futures contract maturity dates when plotted in a graph. If the relevant part of the commodity futures curve is in backwardation — a downward sloping futures curve — then, all other factors being equal, the price of a product or index holding that future will tend to rise over time as lower futures prices converge to higher spot prices. The opposite effect would occur for contango.

•U.S. Government Securities

U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed-income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

13.Indemnifications

Under the Trust’s organizational documents, the Trustees (and its directors, employees and agents) and the Advisor (and its members, managers, directors, officers, employees and affiliates) are indemnified by the Trust against any liability, cost or expense it incurs without gross negligence, bad faith or willful misconduct on its part and without reckless disregard on its part of its obligations and duties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Funds expect the risk of loss to be remote.

14.Recent Accounting Pronouncements

On August 17, 2018, the SEC voted to adopt amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the Financial Accounting Standards Board (FASB) for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments became effective November 5, 2018 and have been adopted for this report.

Notes to Consolidated Financial Statements (concluded)

December 31, 2018

On August 28, 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. Aberdeen has evaluated ASU 2018-13 and determined that there is no significant impact on the Trust’s financial statements. Aberdeen has early adopted the following ASU 2018-13 guidance in the Trust’s financial statements pertaining to the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels.

15.Subsequent Events

On December 13, 2018, the Advisor recommended, and the Board of Trustees of Aberdeen Standard Investments ETFs approved, a change in the name of the Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF to the Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF, and corresponding changes to the principal investment strategies and investment objective, such changes to take effect on or about the close of business on February 28, 2019 (the “Effective Date”). On the Effective Date, the index which the Fund seeks to outperform will change to the Bloomberg WTI Crude Oil Subindex Total Return and the investment objective will be revised to reflect the change in index. The new ticker of the Fund will be AOIL. Additionally, on the Effective Date, the number of shares per Creation Unit for the Fund will be decreased from 50,000 to 25,000.

On February 25, 2019, the Advisor recommended, and the Board of Trustees of Aberdeen Standard Investments ETFs approved, a change to the investment objective of each Fund. On May 1, 2019, the investment objective for each Fund will be changed to the investment objective as noted below:

Fund:	New Investment Objective:
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	The Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF seeks to provide total return through actively managed exposure to the Bloomberg Commodity Index Total ReturnSM.
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

The Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF seeks to provide total return through actively managed exposure to the Bloomberg Commodity Index 3 Month Forward Total ReturnSM.

Aberdeen Standard Bloomberg Agriculture Commodity Strategy K-1 Free ETF	The Aberdeen Standard Bloomberg Agriculture Commodity Strategy K-1 Free ETF seeks to provide total return through actively managed exposure to the Bloomberg Agriculture Index Total ReturnSM.
Aberdeen Standard Bloomberg Energy Commodity Strategy K-1 Free ETF	The Aberdeen Standard Bloomberg Energy Commodity Strategy K-1 Free ETF seeks to provide total return through actively managed exposure to the Bloomberg Energy Index Total ReturnSM.
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF	The Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF seeks to provide total return through actively managed exposure to the Bloomberg WTI Crude Oil Subindex Total ReturnSM.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Aberdeen Standard Investments ETFs

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, of Aberdeen Standard Investments ETFs comprising Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF, Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF, and Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF (the “Funds”) as of December 31, 2018, and the related consolidated statements of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 26, 2019

Tax Information

December 31, 2018 (Unaudited)

Treasury Income

For the year ended December 31, 2018, the percentage of income earned from direct U.S. Treasury obligations approximately amounted to the following:

Fund	Percentage
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	100.00%
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	100.00
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	26.27

Aberdeen Standard Investments ETFs

Expense Examples (Unaudited)

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the year ended December 31, 2018.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the year ended December 31, 2018.

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

Aberdeen Standard Investments ETFs

Expense Examples (Unaudited) (concluded)

	Beginning Account Value	Ending Account Value 12/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF
Actual	$1,000.00	$885.20	$1.38	0.29%
Hypothetical	$1,000.00	$1,023.74	$1.48	0.29%
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Actual	$1,000.00	$894.90	$1.39	0.29%
Hypothetical	$1,000.00	$1,023.74	$1.48	0.29%
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF
Actual	$1,000.00	$793.10	$1.76	0.39%
Hypothetical	$1,000.00	$1,023.24	$1.99	0.39%

*Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Aberdeen Standard Investments ETFs

Trustees and Officers (Unaudited)

Trustees

Name and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During Past 5 Years(3)
Interested Trustees
Bev Hendry (1953)(4)	Trustee 2018 - present President 2018 - present	Chairman- Americas for Aberdeen Standard Investments (2018 - present); Chief Executive Officer – Americas for Aberdeen Standard Investments (2014-2018); Chief Operating Officer for Hansberger Global Investors (2008-2014)	9	Aberdeen Standard Investments Inc. 2014-present (investment adviser)
Independent Trustees
Stephen O’Grady (1946)	Trustee 2014 - present Chairperson, April 2018 - present	GFI Group Inc (GFIG) Financial Brokerage, Head of ETF Unit, February 2011-January 2012; Kellogg Capital, Partner, January 2011-April 2014	5	Trustee, Greenhaven Continuous Commodity ETF (GCC), January 2013-present; Trustee, Acacia Group LLC, June 2014-present; Trustee, Infracap- Master Limited Partnership ETF, November 2014-present
William M. Thomas (1962)	Trustee, 2014 - present	Wedgewood Partners, President, August 2015 to present; ActiveETF Partners, Managing Partner, December 2012-August 2015	5	President and Interested Trustee, Grail Advisors ETF Trust, 2009-2011; Chairman, Squirrel Island, Maine, Squirrel Island Board of Overseers, 2009-2015.
John Sievwright (1955)	Trustee, 2018 - present	Non-Executive Director of NEX Group plc (January 2017 to November 2018) (financial); Non-Executive Director of ICAP PLC (2009-2016) (financial); Non- Executive Independent Director of FirstGroup plc (2002-2014) (transport).	9

Aberdeen Standard Investments ETFs

Trustees and Officers (Unaudited) (concluded)

Officers of the Trust

Name and Year of Birth of Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Bev Hendry (1953)(4)	President 2018 - present

Chairman- Americas for Aberdeen Standard Investments (2018- present); Chief Executive Officer – Americas for Aberdeen Standard Investments (2014-2018); Chief Operating Officer for Hansberger Global Investors (2008-2014)

Steven Dunn(4) (1969)	Vice President, 2018 - present

Currently, Head of Exchange Traded Funds for Aberdeen Standard Investments Inc. Previously, Executive Director, Head of U.S. for ETF Securities since September of 2015. Prior to joining ETF Securities, Mr. Dunn was a Director at Deutsche Bank in the ETF business.

Alan Goodson(4) (1974)	Vice President, 2018 - present

Currently, Head of Product — Americas for Aberdeen Standard Investments. Mr. Goodson is Director and Vice President of Aberdeen Standard Investments Inc. and joined Aberdeen Standard Investments Inc. in 2000.

Andrea Melia(4) (1969)	Principal Financial Officer & Treasurer, 2018 - present

Currently, Head of Fund Operations Traditional Assets — Americas for Aberdeen Standard Investments. Ms. Melia is Vice President of Aberdeen Standard Investments Inc. and joined Aberdeen Standard Investments Inc. in September 2009.

Lucia Sitar(4) (1971)	Vice President, 2018 - present	Currently, Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar is Vice President of Aberdeen Standard Investments Inc. and joined Aberdeen Standard Investments Inc. in July 2007.
Adam Rezak(4) (1969)	Chief Compliance Officer and Vice President, 2014 - present

Currently, Chief Compliance Officer - ETFs for Aberdeen Standard Investments Inc. Previously, Chief Compliance Officer of ETF Securities Advisors LLC, since July 2014. Prior to joining ETF Securities Advisors LLC, Mr. Rezak was Chief Compliance Officer of Guggenheim Partners from October 2007 to December 2013.

Brian Kordeck(4) (1978)	Assistant Treasurer, 2018 - present	Currently, Senior Fund Administration Manager for Aberdeen Standard Investments Inc. Mr. Kordeck joined Aberdeen Standard Investments Inc. in 2013.
Megan Kennedy(4) (1974)	Secretary and Vice President, 2018 - present	Currently, Head of Product Management for Aberdeen Standard Investments Inc. Ms. Kennedy joined Aberdeen Standard Investments Inc. in 2005.
Stephen Varga(4) (1985)	Assistant Secretary, 2018 - present	Currently, Product Manager for Aberdeen Standard Investments Inc. Mr. Varga joined Aberdeen Standard Investments Inc. in 2011.
JoAnn Carter(4) (1964)	Assistant Secretary, 2017 - present	Currently, Assistant Vice President of JPMorgan Chase Bank, N.A., since August 2013. Prior to joining JPMorgan Chase Bank, Ms. Carter was a Senior Associate at BNY Mellon from 2011 to 2013.

(1)Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed, and until the election and qualification of his or her successor.

(2)As of December 31, 2018, the Fund Complex consists of the Trust (which contains five portfolios), Aberdeen Investment Funds (which contains four portfolios), Aberdeen Funds (which contains twenty-five portfolios), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Premier Properties Fund, Aberdeen Global Dynamic Dividend Fund and Aberdeen Total Dynamic Dividend Fund.

(3)Directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

(4)Elected by and serves at the pleasure of the Board.

Aberdeen Standard Investments ETFs

Shareholder Voting Results (Unaudited)

At a special meeting of shareholders on August 27, 2018, shareholders voted to approve the election of Bev Hendry and John Sievwright as Trustees of the Trust. The percentages shown below, with respect to the Trustee elections, represent the percent of voting shares present at the meeting that voted for the proposal with respect to the Trust:

Trustee	Votes For	Votes Against Withheld
John Sievwright	94.90%	5.10%
Bev Hendry	95.14%	4.86%

As discussed under Note 4 to the Consolidated Financial Statements, a special meeting of Fund shareholders was held on September 18, 2018, with adjournment and continuation on September 24, 2018. At this special meeting, shareholders voted to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor. The percentages shown below represent the percent of voting shares present at the meeting that voted for the proposal with respect to each Fund. The results of the shareholder vote were as follows:

Fund	Votes For	Votes Against/Withheld	Votes Abstain	Uninstructed
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	70.38%	1.10%	23.63%	4.90%
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	70.22%	0.19%	14.88%	14.70%
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	95.91%	0.00%	4.09%	0.00%

Additional Information (unaudited)

December 31, 2018

Proxy Voting Information

A description of the Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Trust’s website at www.aberdeenstandardetfs.us or the Securities and Exchange Commission’s (“SEC”) SEC’s website at www.sec.gov or by calling 844-ETFS-BUY (844-383-7289).

When available, information regarding how a Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling 844-ETFS-BUY (844-383-7289) or by visiting either www.aberdeenstandardetfs.us or the SEC’s website at www.sec.gov.

Portfolio Holdings Information

Information about each Fund’s daily portfolio holdings is available www.aberdeenstandardetfs.us. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (December 31) and its second fiscal quarter (June 30) in its reports to shareholders. Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (March 31 and September 30, respectively) of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.

Premium/Discount and NAV Information

Information regarding each Fund’s NAV and how often shares of the Funds traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the most recently completed calendar year and most recently completed calendar quarters are available on the website at www.aberdeenstandardetfs.us.

Aberdeen Standard Investment ETFs

c/o ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Must be accompanied or preceded by a Prospectus.

Distributor: ALPS Distributors, Inc.

Item 2. Code Of Ethics.

(a)	As of the end of the period, December 31, 2018, the Registrant has adopted a Senior Financial Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not Applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(e)	Not Applicable.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least three “audit committee financial experts” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Stephen O’Grady, John Sievwright and William M. Thomas are the “audit committee financial experts” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for Aberdeen Standard Investments ETFs by Cohen & Company (“Cohen”) for the years ended December 31, 2017 and December 31, 2018 were:

2017
Audit Fees	$110,400
Audit Related Fees	—
Tax Fees	$38,400
All Other Fees	—
Total:	$148,000

2018
Audit Fees	$62,100
Audit Related Fees	—
Tax Fees	$21,600
All Other Fees	—
Total:	$83,700

(a)	Audit Fees: These fees relate to professional services rendered by Cohen for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees: These fees relate to assurance and related services rendered by Cohen that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above.

(c)	Tax Fees: These fees relate to professional services rendered by Cohen for tax compliance, tax advice and tax planning.

(d)	All Other Fees: These fees relate to products and services provided by Cohen other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	The Registrant’s Audit Committee Charter provides that the Audit Committee is responsible for the approval of, prior to the appointment of, the engagement of the principal accountant to annually audit the Registrant’s financial statements. The Audit Committee must also pre-approve the engagement of the principal accountant to provide non-audit services to the Registrant, Aberdeen Standard Investments ETFs or to any entity controlling, controlled by or under common control with Aberdeen Standard Investments ETFs that provides ongoing services to the Registrant, if the engagement has a direct impact on the operations or financial reporting of the Registrant. The pre-approvals may be delegated to a designated representative (or representatives) of the audit committee and such pre-approvals and approvals must be reported to the full Audit Committee at its next meeting. Each designated representative must be a member of the Audit Committee.

(e)(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2017 and December 31, 2018: $0 and $0, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services to Service Affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. All of the Board’s independent Trustees, Stephen O’Grady, William M. Thomas and John Sievwright are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not applicable.

Item 10. Submission Of Matters To A Vote Of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls And Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(a)(4)	Change in the registrant’s independent public accountant – Not applicable

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Standard Investments ETFs

By:	/s/Bev Hendry
Bev Hendry
President
February 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Bev Hendry
Bev Hendry
President
February 27, 2019

By:	/s/Andrea Melia
Andrea Melia
Treasurer and Principal Financial Officer
February 27, 2019